SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐ Definitive Proxy Statement

Check the appropriate box:

☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Soliciting Material Pursuant to §240.14a-11 (c) or §240.14a-12

Onsite Energy Corporation
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy - Onsite Energy Corporation

2002 Annual Meeting of Stockholders To Be Held December 5, 2002

This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation (“Onsite”), hereby appoints Charles C. McGettigan and Richard T. Sperberg, and each of them (collectively, the “Proxies”) attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Class A Common Stock of the undersigned in Onsite at the 2002 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 5, 2002, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be voted on reverse side.)

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Onsite Energy Corporation	000000000.000 ext
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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2	Holder Account Number
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T
Use a black pen. Mark with
an X inside the gray areas
as shown in this example. ☒	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

A.  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold

01 - H. Tate Holt	☐	☐

02 - Frank J. Mazanec	☐	☐

B. Issues

The Board of Directors recommends a vote FOR the following proposal.

	FOR	AGAINST	ABSTAIN

2. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite’s independent auditors.	☐	☐	☐

3. Upon any other matters that may properly come before the meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT!
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears above. When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box
Date (mm/dd/yyyy)

Series C Convertible Preferred Stock	PROXY

ONSITE ENERGY CORPORATION
2002 Annual Meeting of Stockholders To Be Held December 5, 2002
This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation (“Onsite”), hereby appoints Charles C. McGettigan and Richard T. Sperberg, and each of them (collectively, the “Proxies”), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series C Convertible Preferred Stock of the undersigned in Onsite at the 2002 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 5, 2002, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1 and 2.

1. Election of Directors

H. Tate Holt	FOR	WITHHOLD

Frank J. Mazanec	FOR	WITHHOLD

2. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite’s independent auditors.

FOR	AGAINST	ABSTAIN

3. Upon any other matters that may properly come before the meeting or any adjournments thereof.

Please sign exactly as name appears below.

Dated: , 2002

Signature

When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

Series E Convertible Preferred Stock	PROXY

ONSITE ENERGY CORPORATION
2002 Annual Meeting of Stockholders To Be Held December 5, 2002
This proxy is solicited on behalf of the Board of Directors

Revoking any such prior appointment, the undersigned, a stockholder of Onsite Energy Corporation (“Onsite”), hereby appoints Charles C. McGettigan and Richard T. Sperberg, and each of them (collectively, the “Proxies”), attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Series E Convertible Preferred Stock of the undersigned in Onsite at the 2002 Annual Meeting of Stockholders of Onsite to be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, CA 92009, on December 5, 2002, at 8:00 a.m. (Pacific Standard Time), and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that the Proxies or their substitutes may lawfully do in place of the undersigned as indicated below. In their discretion, the Proxies also are authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted as directed. If no direction is indicated for a proposal, this proxy will be voted FOR Proposal Nos. 1 and 2.

1. Election of Directors

H. Tate Holt	FOR	WITHHOLD

Frank J. Mazanec	FOR	WITHHOLD

2. Proposal to ratify the selection of Swenson Advisors, LLP, as Onsite’s independent auditors.

FOR	AGAINST	ABSTAIN

3. Upon any other matters that may properly come before the meeting or any adjournments thereof.

Please sign exactly as name appears below.

Dated: , 2002

Signature

When shares are held by joint tenants both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.